Exhibit 13.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Companhia Paranaense de Energia - COPEL (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2014 (the “Form 20-F”) of the Company, as amended, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2015.

/s/ Luiz Eduardo da Veiga Sebastiani Name: Luiz Eduardo da Veiga Sebastiani Title: Chief Financial and Investor Relations Officer